EXHIBIT 99.1

3D Systems Names Dr. Joe Zuiker and Dr. Brent Stucker as Executive Leaders

ROCK HILL, S.C., Dec. 07, 2022 (GLOBE NEWSWIRE) -- Today, 3D Systems (NYSE:DDD) announced that Dr. Joe Zuiker will join the company as Executive Vice President, Engineering and Operations, effective December 12, 2022. In addition, industry veteran Dr. Brent Stucker, who joined 3D Systems in 2021, is appointed Chief Technology Officer – Additive Manufacturing. Both positions will report directly to Dr. Jeffrey Graves, president and CEO of 3D Systems.

Dr. Zuiker is a seasoned global executive with technical and operational expertise across a variety of industries including oil and gas, power generation, aerospace, and advanced test systems. He brings an exceptional base of experience encompassing new product development and introduction, project management, supply chain, and operational execution for highly complex engineered products, and is a Certified Lean Six Sigma Master Black Belt. Dr. Zuiker holds a Doctorate in Mechanical Engineering from Rensselaer Polytechnic Institute, a Master of Science degree in Aerospace Engineering from the University of Cincinnati, and a Bachelor of Science degree in Mechanical Engineering from the University of Illinois at Urbana-Champaign. His prior roles included design leadership at General Electric’s Energy Division, General Manager of GE’s Hydro Business Unit, General Manager of GE’s Gasification Technology Unit, Director of Technology for Halliburton’s Sperry Drilling, and, most recently, Vice President of Engineering, Operations and Order Fulfilment at MTS Systems.

“I’m delighted to welcome a leader of Joe’s caliber to our organization,” said Dr. Graves. “His experience as a seasoned engineering design and integrated supply chain leader positions him very well to lead our efforts as we introduce a record number of new products over the next few years, and reinforce our position as a leader in the additive manufacturing industry. This is particularly important at this point in time as our customers increasingly introduce 3D printing technology into their factory environments.”

Dr. Graves added, “Complementing Joe’s appointment as leader of our engineering, supply chain, and operations organization, I am very pleased to appoint Dr. Brent Stucker as our Chief Technology Officer for Additive Manufacturing. As a renowned industry expert in additive manufacturing, Brent joined us in 2021 and quickly established himself as a thought leader in his role as Chief Scientist. Elevating him to the CTO role will provide an even greater opportunity to introduce groundbreaking technologies into our additive solution set. Working closely with Chuck Hull, our CTO for Regenerative Medicine, Brent will also ensure that key technologies are rapidly transitioned across our product lines, from advanced biologics to polymer processing, maximizing the benefits of high volume, high rate production printing that we are pioneering for the printing of human organs.”

Forward-Looking Statements
Certain statements made in this release that are not statements of historical or current facts are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the company to be materially different from historical results or from any future results or projections expressed or implied by such forward-looking statements. In many cases, forward-looking statements can be identified by terms such as "believes," "belief," "expects," "may," "will," "estimates," "intends," "anticipates" or "plans" or the negative of these terms or other comparable terminology. Forward-looking statements are based upon management’s beliefs, assumptions, and current expectations and may include comments as to the company’s beliefs and expectations as to future events and trends affecting its business and are necessarily subject to uncertainties, many of which are outside the control of the company. The factors described under the headings "Forward-Looking Statements" and "Risk Factors" in the company’s periodic filings with the Securities and Exchange Commission, as well as other factors, could cause actual results to differ materially from those reflected or predicted in forward-looking statements. Although management believes that the expectations reflected in the forward-looking statements are reasonable, forward-looking statements are not, and should not be relied upon as a guarantee of future performance or results, nor will they necessarily prove to be accurate indications of the times at which such performance or results will be achieved. The forward-looking statements included are made only as of the date of the statement. 3D Systems undertakes no obligation to update or revise any forward-looking statements made by management or on its behalf, whether as a result of future developments, subsequent events or circumstances or otherwise, except as required by law.

About 3D Systems
More than 35 years ago, 3D Systems brought the innovation of 3D printing to the manufacturing industry. Today, as the leading additive manufacturing solutions partner, we bring innovation, performance, and reliability to every interaction - empowering our customers to create products and business models never before possible. Thanks to our unique offering of hardware, software, materials, and services, each application-specific solution is powered by the expertise of our application engineers who collaborate with customers to transform how they deliver their products and services. 3D Systems’ solutions address a variety of advanced applications in healthcare and industrial markets such as medical and dental, aerospace & defense, automotive, and durable goods. More information on the company is available at www.3dsystems.com.

Investor Contact: investor.relations@3dsystems.com
Media Contact: press@3dsystems.com

A photo accompanying this announcement is available at https://www.globenewswire.com/NewsRoom/AttachmentNg/44fbc95f-45fb-4cab-99b9-b964b44cc858

A photo accompanying this announcement is available at https://www.globenewswire.com/NewsRoom/AttachmentNg/68c690d4-42b2-4830-8f3b-77e0fdb7482b